Goodwill And Other Intangibles	12 Months Ended
Sep. 30, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangibles
(6) GOODWILL AND OTHER INTANGIBLES

Purchases of businesses are accounted for under the acquisition method, with substantially all goodwill assigned to the reporting unit that acquires the business. Under an impairment test performed annually, if the carrying amount of a reporting unit's goodwill exceeds its estimated fair value, impairment is recognized to the extent that the carrying amount exceeds the implied fair value of the goodwill. Fair values of reporting units are Level 3 measures, estimated primarily with an income approach that discounts future cash flows using risk-adjusted interest rates, and are subject to change due to changes in underlying economic conditions. See Note 3 for further discussion of changes in goodwill related to acquisitions and divestitures.

In prior periods, the Company discussed certain businesses for which the estimated fair value did not significantly exceed carrying value. Assumptions used in estimating fair value included successful execution of business plans and recovery in served markets. In the fourth quarter of 2012, the Company's annual goodwill impairment testing revealed that carrying value exceeded fair value for the embedded computing and power business and the DC power systems business, both in the Network Power segment. These businesses have been unable to meet their operating objectives and the Company anticipates that growth in sales and earnings for these businesses will be slower than previously expected, reflecting protracted weak demand and structural industry challenges in telecommunications and information technology end markets, and increased competition. As a consequence, the carrying value of these businesses was reduced by a noncash, pretax charge to earnings totaling $592 ($528 after-tax, or $0.72 per share). Management and the Board of Directors have discussed the unique market and technology challenges facing the embedded computing and power business and will pursue strategic alternatives, including a potential sale of this business with annual revenue of $1.4 billion. In 2011, the Company recorded a $19 ($0.03 per share) noncash, pretax impairment charge related to the Industrial Automation wind turbine pitch control business, reflecting a slowdown in investment for alternative energy.

The change in the carrying value of goodwill by business segment follows:

	Process Management	Industrial Automation	Network Power	Climate Technologies	Commercial & Residential Solutions
						Total
Balance, Sept 30, 2010	$2,274	1,379	3,997	464	542	8,656
Acquisitions	110			15		125
Divestitures		(1)	(8)		(6)	(15)
Impairment		(19)				(19)
Foreign currency translation and other	(16)	34	1	4	1	24
Balance, Sept 30, 2011	$2,368	1,393	3,990	483	537	8,771
Acquisitions	5		62	27		94
Divestitures					(102)	(102)
Impairment			(592)			(592)
Foreign currency translation and other	6	(55)	(93)	(9)	6	(145)
Balance, Sept 30, 2012	$2,379	1,338	3,367	501	441	8,026

The gross carrying amount and accumulated amortization of identifiable intangible assets by major class follow:

	Customer Relationships		Intellectual Property		Capitalized Software		Total
	2011	2012	2011	2012	2011	2012	2011	2012
Gross carrying amount	$1,499	1,537	1,110	1,125	971	1,046	3,580	3,708
Less: Accumulated amortization	330	459	518	606	763	805	1,611	1,870
Net carrying amount	$1,169	1,078	592	519	208	241	1,969	1,838

Total intangible asset amortization expense for 2012, 2011 and 2010 was $318, $345 and $254, respectively. Based on intangible asset balances as of September 30, 2012, amortization expense is expected to approximate $308 in 2013, $274 in 2014, $244 in 2015, $197 in 2016 and $175 in 2017.